(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMCD”) or its subsidiary, through acquisition on December 18, 2015, JCIII & Associates, LLC (“JCIII”; formerly known as JCIII & Associates, Inc.; and together with AMC Diligence, LLC referred to collectively as “AMC”) performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans, which were originated by multiple parties, were purchased by an affiliate of FirstKey Mortgage, LLC (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party. Approximately 77% of the mortgage loans, as measured versus the compliance sample only, are secured by single family detached residences. The mortgage loans were reviewed via files imaged and provided by Client or its designee for review.

(2) Sample size of the assets reviewed.
The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:
▪	“Compliance Review”:	5,288 mortgage loans
▪	“Data Integrity Review”:	5,291 mortgage loans
▪	“Pre-Acquisition Collection Comment Review”:	443 mortgage loans
▪	“Post Close Collection Comment Review”:	295 mortgage loans
▪	“Pre-Acquisition Payment History Review”:	5,284 mortgage loans
▪	“Post Close Payment History Review”:	354 mortgage loans
▪	“Tax and Title Review”:	4,973 mortgage loans
▪	“BPO Reconciliation Review”:	1,099 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.
The Compliance Review was conducted consistent with the criteria for the NRSRO(s) as defined below:
Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 2014
Fitch Ratings, Inc.	U.S. RMBS Seasoned and Re-Performing Loan Criteria, December 18, 2015
Kroll Bond Rating Agency, Inc.	Residential Mortgage; Loan Review Process, January 09, 2012
Moody's Investors Service, Inc.	Moody's Criteria for Evaluating Independent Third-Party Loan Level; Reviews for U.S. Residential Mortgage Backed Securities (RMBS), February 25, 2015
Standard & Poor’s Rating Services, a Standard & Poor’s Financial Service LLC business
Revised U.S. Residential Mortgage Input File Format, Glossary, and Appendix To The Glossary For LEVELS Version 7.43 – June 1, 2015 and “Incorporating Third Party Due Diligence into the US RMBS Rating Process dated March 12, 2012

Standard & Poor’s Rating Services, a Standard & Poor’s Financial Service LLC business	Methodology For Seasoned Loans In; U.S. RMBS Transactions, April 30, 2010

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured during the Compliance Review. The scope of this review and the findings are detailed later in this document.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Not applicable.

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(6) Value of collateral securing the assets: review and methodology.
Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (5,274 Mortgage Loans)
(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19):
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;

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d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7):
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8):
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7):
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06

(IV) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(V) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

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(VI) Federal and state specific late charge and prepayment penalty provisions;

(VII) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;

▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (14 Mortgage Loans)
For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:
a)	Rescission (§1026.23):
i)
Any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions;

b)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)
Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

c)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
d)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
e)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and

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f)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)
review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(III) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:
a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));

c)
Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage
With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

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General Ability to Repay
AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(IV) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:
a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)
with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(V) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06, as amended by Lender Letters LL-2013-05 and LL-2013-06 and Selling Guide Announcement SEL-2013-06;

(VI) FIRREA Review
AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

(8) Other: review and methodology.
Data Integrity Review
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by time period of transaction. In addition to data integrity reviewed as part of the Compliance Review, three mortgage loans were reviewed for data only by AMC.

Pre-Acquisition Collection Comment Review
AMC performed a review before acquisition utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

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Post-Acquisition Collection Comment Review
AMC performed a review following acquisition utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Pre-Acquisition Payment History Review
AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a 12, 24, 35, 36, and 37 month look back for each mortgage loan within the payment history population.

Post-Acquisition Payment History Review
AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a 12 or 24 month look back for each mortgage loan within the payment history random sample population.

SAFE ACT Review
For applicable mortgage loans, AMC performed a SAFE ACT review by going to the NMLS site and verifying, if the information is available, if the broker (if applicable) and the originator were licensed at the time of mortgage loan origination. The NMLS site contains limited retroactive license information and may not have such information available for all originators. This review was completed based upon the information that was available and AMC does not represent or warranty as to the completeness or accuracy of information contained on the site.
Title Review
As requested by the Client, the title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data contained mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post origination homeowners’ association (“HOA”) liens, the client provided AMC a list of states for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

BPO Reconciliation Review
AMC performed a review on the provided BPO Reports and BPO Excel Summary. The BPO reports were compared to the original appraisal and notes in the origination file to verify that the properties were a match. The BPO Reports were also compared to the BPO Excel summary to verify that the individual reports matched the bulk data.

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Item 5. Summary of findings and conclusions of review
There were 5,288 mortgage loans in the final compliance population. After all documents were presented, 3,144 (59.46%) of the mortgage loans had exceptions; however, only 580 (10.97%) of the mortgage loans had exceptions that triggered a C or D rating under Fitch’s rating criteria. Of the 5,288 mortgage loans, 5,138 were reviewed by AMCD and 150 were reviewed by JCIII.

COMPLIANCE RESULTS SUMMARY (FITCH GRADING CRITERIA; 5,288 Mortgage Loans)
Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which are raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. The grades below reflect Fitch Ratings, Inc. rating methodology.

AMC Consolidated
Compliance: Event Level	Loan Count	% of Loans
A	2,144	40.54%
B	2,564	48.49%
C	575	10.87%
D	5	0.09%
Total	5,288	100.00%

AMC Diligence, LLC (5,138 Mortgage Loans)
Compliance: Event Level	Loan Count	% of Loans
A	2,129	41.44%
B	2,453	47.74%
C	552	10.74%
D	4	0.08%
Total	5,138	100.00%

JCIII & Associates, LLC (150 Mortgage Loans)
Compliance: Event Level	Loan Count	% of Loans
A	15	10.00%
B	111	74.00%
C	23	15.33%
D	1	0.67%
Total	150	100.00%

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DATA INTEGRITY REVIEW RESULTS SUMMARY (5,291 Mortgage Loans)
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review and, for three mortgage loans reviewed by JCIII, as was requested in a data only review. The number of fields included and reviewed on a bid tape can vary by counterparty and by time period of transaction. The information provided below is based upon the relevant data capture and bid tape elements for a specific transaction, as may be unique for that transaction, within the reviews that occurred to the associated mortgage loans that are included in the securitization population. Data discrepancies have been separated by mortgage loans reviewed by AMCD and mortgage loans reviewed by JCIII at the time of initial review. Some mortgage loans may have multiple data discrepancies.

The large differences in Maturity Date, Original Term, Original Interest Rate, Amortization Type, Note Date, Original P&I, and Origination Date can likely be attributed to a comparison of the origination data gathered by AMC to data that is reflective of the modification in some fields on the tape. This is a common discrepancy found in the data tapes provided on modified mortgage loans. The data for LTV, CLTV and DTI was taken directly from various documents in the mortgage loan files and was not recalculated for this review.

AMC Diligence, LLC (5,138 Mortgage Loans)
Field	Loan Count	% of Loans
Maturity Date	3,942	76.72%
Original Term	3,940	76.68%
Note Date	1225	23.84%
Original Interest Rate	1097	21.35%
Amortization Type	1087	21.16%
Refi Purpose	700	13.62%
Representative FICO	658	12.81%
Borrower Full Name	321	6.25%
Property Type	300	5.84%
Borrower SSN	162	3.15%
Street	136	2.65%
First Payment Date	135	2.63%
Appraised Value	134	2.61%
Purpose	126	2.45%
Interest Only	109	2.12%
Original CLTV	109	2.12%
Co-borrower Full Name	102	1.99%
City	62	1.21%
Co-borrower SSN	57	1.11%
Zip	53	1.03%
Original LTV	51	0.99%
Occupancy	46	0.90%
# of Units	34	0.66%
Total Debt Ratio	31	0.60%
Original P&I	25	0.49%
First Interest Rate Change Date	24	0.47%
Original Loan Amount	23	0.45%

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Field	Loan Count	% of Loans
Contract Sales Price	22	0.43%
Prepayment Penalty	20	0.39%
Borrower First Name	11	0.21%
Mod Original Term	10	0.19%
DTI	9	0.18%
Has Modification?	9	0.18%
Rounding Factor	6	0.12%
Product Description	5	0.10%
Amortization Term	4	0.08%
First Payment Change Date	4	0.08%
Interest Rate Life Cap	4	0.08%
Doc Type	3	0.06%
Borrower Last Name	2	0.04%
Index Type	2	0.04%
Interest Rate Initial Maximum	2	0.04%
Interest Rate Life Floor	2	0.04%
Lien Position	2	0.04%
Mod UPB	2	0.04%
Next Payment Change Date	2	0.04%
Co-borrower Last Name	1	0.02%
Interest Rate Life Min	1	0.02%
Mod P&I	1	0.02%
Mortgage Insurance Company	1	0.02%
Rounding Method	1	0.02%
Total	14,815

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JCIII & Associates, LLC (153 Mortgage Loans)
Field	Loan Count	% of Loans
Borrower #1 FICO/Experian	41	26.80%
Documentation Type	40	26.14%
Original P&I	40	26.14%
LTV From 1008	31	20.26%
Original Stated Rate	29	18.95%
Property Type	21	13.73%
Orig Appraised Value	20	13.07%
Maximum Rate (Life Ceiling)	18	11.76%
Purpose at origination	17	11.11%
Sales Price	17	11.11%
Index	15	9.80%
Margin	14	9.15%
Stated Maturity Date	14	9.15%
Address	13	8.50%
First Rate Change Date	12	7.84%
Original First Payment Date	9	5.88%
Rate Change Frequency	9	5.88%
LTV Comb per 1)AUS; 2)Manual Approval; 3)1008	8	5.23%
Minimum Rate (Life Floor)	8	5.23%
Borrower #1 First Name	7	4.58%
Interest Only Period?	7	4.58%
Modified Date	7	4.58%
Original Principal Balance	7	4.58%
Origination Date (Closing Date)	7	4.58%
Rate Cap at First Adj (Up)	7	4.58%
# of Units	6	3.92%
Origination Note Amort Type	6	3.92%
Amortizing Term	5	3.27%
MI Percentage	5	3.27%
Debt (Back) Ratio From 1008	4	2.61%
MI Required	4	2.61%

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Field	Loan Count	% of Loans
Next Rate Change Date	4	2.61%
Subordinate Amount	4	2.61%
Borrower #2 First Name	3	1.96%
City	3	1.96%
Interest Only Term (Months)	3	1.96%
Calc'd Life Cap	2	1.31%
Occupancy at origination	2	1.31%
Periodic Rate Cap %	2	1.31%
Zip	2	1.31%
Borrower #1 Last Name	1	0.65%
Borrower Name	1	0.65%
Debt (Back) Ratio	1	0.65%
Max Negative Amortization	1	0.65%
MI Company	1	0.65%
Mos to First Adjustment	1	0.65%
Negam Flag	1	0.65%
Note Date	1	0.65%
Total	481

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OTHER REVIEW RESULTS SUMMARY (5,288 Mortgage Loans)
Exception Listing
Exception listings have been separated for the mortgage loans reviewed by AMCD and the mortgage loans reviewed by JCIII. The summaries below detail the exceptions as noted in each party’s review. The percentage of mortgage loans reflects the percentage of mortgage loans reviewed by each respective party (AMCD or JCIII) and not the total of all mortgage loans reviewed.

AMC Diligence, LLC (5,138 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD. Only compliance EV3s, as noted when conducting the original review in question, are listed below. Please note that an EV3 may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions. Certain RESPA and application date related exceptions, based upon the time of the initial review, may have been originally considered an EV3 and are reported in the table below as such but would now be considered an EV2.

Category	Exception	# of Exceptions	% of Total Loans
Compliance	Missing, Incorrect, or Incomplete Initial 1003	345	6.71%
	Missing, Incorrect, or Incomplete HUD-1	112	2.18%
	Note Error: Note late charge percentage exceeds maximum per state	55	1.07%
	RESPA 2010 - Tolerance Issue	27	0.53%
	TIL Finance Charge or APR Tolerance Non-Compliance	9	0.18%
	Missing, Incorrect, or Incomplete TIL	7	0.14%
	Missing, Incorrect, or Incomplete State Disclosure	4	0.08%
	Missing, Incorrect, or Incomplete Appraisal	3	0.06%
	Tangible Net Benefit Test	3	0.06%
	TIL Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	3	0.06%
	Prepayment Penalty Non-Compliant	2	0.04%
	Missing, Incorrect, or Incomplete RESPA 2010 GFE	2	0.04%
	Title related items	2	0.04%
	Missing, Incorrect, or Incomplete Security Instrument	1	0.02%
	Missing, Incorrect, Incomplete, or Mistimed Early TIL	1	0.02%
	RESPA Servicing Disclosure Status	1	0.02%
	State Late Charge Percentage Violation	1	0.02%
	TIL-MDIA 3-day Waiting Period Violation	1	0.02%
Total		579

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JCIII & Associates, LLC (150 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review as performed by JCIII. Only compliance EV3s, as noted when conducting the original review in question, are listed below. Please note that an EV3 grade may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions.

Category	Exception	# of Exceptions	% of Total Loans
Compliance	Finance Charge under-disclosed >$35 for Refinance	25	16.67%
	Finance Charge under-disclosed >$100 for Purchase	12	8.00%
	TIL Incomplete	11	7.33%
	APR Tolerance under-disclosed 0.125	5	3.33%
	Change date(s) in TIL rate/payment disclosure inaccurate	5	3.33%
	ROR Violation Funding date is prior to or equals the ROR End Date	5	3.33%
	HUD-1 Missing	3	2.00%
	ROR Missing	3	2.00%
	TIL Missing	3	2.00%
	HUD-1 Estimated	2	1.33%
	HUD-1 Incomplete	2	1.33%
	No tolerance fees increased at closing (Transfer Taxes)	2	1.33%
	State Late Charge Not Standard	2	1.33%
	Final TIL Date < 6 Days Prior to Origination Date (Non-IO Fixed)	1	0.67%
	Increase in 10% tolerance fees exceeds 10%	1	0.67%
	Initial GFE Missing	1	0.67%
	No tolerance fees increased at closing (Adjusted Origination Charges)	1	0.67%
	No tolerance fees increased at closing (Credit or Charge for Interest Rate)	1	0.67%
	Payment value(s) in TIL Rate/Payment Disclosure inaccurate	1	0.67%
	Rate value(s) in TIL Rate/Payment Disclosure inaccurate	1	0.67%
	TIL ARM Introductory Rate Disclosure inaccurate	1	0.67%
Total		88

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PRE-ACQUISITION COLLECTION COMMENT REVIEW SUMMARY (443 Mortgage Loans)

AMC Consolidated
Of the 443 mortgage loans subject to the Pre-Acquisition Collection Comment Review, 437 had a complete collection comment history and six had incomplete collection comments. With respect to the 29 mortgage loans graded an EV3 twelve (12) showed evidence of a deceased borrower(s), five (5) were currently delinquent, three (3) were missing Mod1, two (2) had mortgage insurance not being repaid as required, one (1) had mortgage insurance not being paid as required and was performing but showed a strong possibility, in AMC’s discretion, of going delinquent, one (1) was currently delinquent and showed evidence of a borrower in bankruptcy without relief granted, one (1) was currently delinquent and was missing Mod1, one (1) had a gap in its payment history, one (1) showed evidence of property damage, one (1) had delinquent taxes, and one (1) showed evidence of a title issue. No material issues were identified on the remaining mortgage loans. (Please note that reviews conducted by AMC Diligence, LLC included five mortgage loans with an incomplete comment history; however, these mortgage loans were not considered EV3s solely due to such occurrence which represents a grading variance with reviews performed by JCIII).

Servicing Review Grade	Loan Count	% of Loans
1	394	88.94%
2	20	4.51%
3	29	6.55%
Total	443	100.00%

AMC Diligence, LLC Review (373 Mortgage Loans)
Of the 373 mortgage loans subject to the Pre-Acquisition Collection Comment Review, 368 had a complete collection comment history and five had an incomplete history. With respect to the 14 mortgage loans graded an EV3 twelve (12) showed evidence of a deceased borrower(s), one (1) showed evidence of property damage, and one (1) had delinquent taxes. No material issues were identified on the remaining mortgage loans.

Servicing Review Grade	Loan Count	% of Loans
1	354	94.91%
2	5	1.34%
3	14	3.75%
Total	373	100.00%

JCIII & Associates, LLC Review (70 Mortgage Loans)
Of the 70 mortgage loans subject to the Pre-Acquisition Collection Comment Review, 69 had a complete collection comment history and one (1) had an incomplete history. With respect to the 15 mortgage loans graded an EV3 five (5) were currently delinquent, three (3) were missing Mod1, two (2) had mortgage insurance not being repaid as required, one (1) had mortgage insurance not being paid as required and was performing but showed a strong possibility, in AMC’s discretion, of going delinquent, one (1) was currently delinquent and showed evidence of a borrower in bankruptcy without relief granted, one (1) was currently delinquent and was missing Mod1, one (1) had a gap in its payment history, and one (1) showed evidence of a title issue. No material issues were identified on the remaining mortgage loans.

Servicing Review Grade	Loan Count	% of Loans
1	40	57.14%
2	15	21.43%
3	15	21.43%
Total	70	100.00%

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POST-ACQUISITION COLLECTION COMMENT REVIEW SUMMARY (295 Mortgage Loans)

AMC Diligence, LLC Review (295 Mortgage Loans)
All of the 295 mortgage loans subject to the Post-Acquisition Collection Comment Review had complete collection comment histories. There were eight (8) exceptions that would have resulted in an EV3 grade as follows: three (3) mortgage loans showed evidence of litigation, three (3) mortgage loans showed evidence of property damage, one (1) mortgage loan was in bankruptcy, and one (1) mortgage loan showed evidence of a potential title issue.

No material issues were identified on the remaining mortgage loans.

Servicing Review Grade	Loan Count	% of Loans
1	277	93.90%
2	12	4.07%
3	6	2.03%
Total	295	100.00%

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PRE-ACQUISITION PAYMENT HISTORY REVIEW SUMMARY (5,284 Mortgage Loans)

AMC Consolidated
A Pre-Acquisition Payment History Review was completed on 5,284 mortgage loans of which 3,892 mortgage loans had no delinquencies within the lookback period and 1,392 mortgage loans showed evidence of one or more delinquencies during the lookback period.

Delinquency During Lookback	Loan Count	% of Loans
0	3,892	73.66%
1 or more	1,392	26.34%
Total	5,284	100.00%

Lookback Period	Loan Count	% of Loans
Twelve (12) Months	44	0.83%
Twenty-Four (24) Months	2,299	43.51%
Thirty-Five (35) Months	1	0.02%
Thirty-Six (36) Months	2,939	55.62%
Thirty-Seven (37) Months	1	0.02%
Total	5,284	100.00%

AMC Diligence, LLC Review (5,140 Mortgage Loans)
AMCD conducted a Pre-Acquisition Payment History Review on 5,140 mortgage loans of which 3,871 mortgage loans had no delinquencies within the lookback period and 1,269 mortgage loans showed evidence of one or more delinquencies during the lookback period.

Delinquency During Lookback	Loan Count	% of Loans
0	3,871	75.31%
1 or more	1,269	24.69%
Total	5,140	100.00%

Lookback Period	Loan Count	% of Loans
Twenty-Four (24) Months	2,230	43.39%
Thirty-Six (36) Months	2,909	56.60%
Thirty-Seven (37) Months	1	0.02%
Total	5,140	100.00%

JCIII & Associates, LLC Review (144 Mortgage Loans)
JCIII conducted a Pre-Acquisition Payment History Review on 144 mortgage loans of which 134 had complete pay history strings and ten had incomplete pay history strings. Of these mortgage loans, 21 mortgage loans had no delinquencies within the lookback period and 123 mortgage loans showed evidence of one or more delinquencies during the lookback period.

Delinquency During Lookback	Loan Count	% of Loans
0	21	14.58%
1 or more	123	85.42%
Total	144	100.00%

Lookback Period	Loan Count	% of Loans
Twelve (12) Months	44	30.56%
Twenty-Four (24) Months	69	47.92%
Thirty-Five (35) Months	1	0.69%
Thirty-Six (36) Months	30	20.83%
Total	144	100.00%

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POST-ACQUISITION PAYMENT HISTORY REVIEW SUMMARY (354 Mortgage Loans)
A 12 or 24-month Post-Acquisition Payment History Review was completed on three-hundred and fifty-four (354) mortgage loans of which; 63 mortgage loans had no delinquencies within the lookback period and 291 mortgage loans showed evidence of one or more delinquencies during the lookback period. All reviews were completed by AMCD.

Delinquency During Lookback	Loan Count	% of Loans
0	63	17.80%
1 or more	291	82.20%
Total	354	100.00%

Lookback Period	Loan Count	% of Loans
Twelve (12) Months	130	36.72%
Twenty-Four (24) Months	224	63.28%
Total	354	100.00%

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TAX AND TITLE REVIEW SUMMARY (4,973 Mortgage Loans)

AMC Consolidated
As part of the due diligence services, Client provided AMC with identifying data on 4,973 mortgage loans. There were 567 mortgage loans that were determined to have critical findings based on the scope of reviews set forth herein. Of these mortgage loans, 73 mortgage loans had a senior lien encumbrance recorded after the recordation of the subject mortgage and could not be mitigated by reviewing schedule B of the related title policy. The remaining 494 mortgage loans had a senior lien encumbrance recorded before the recordation of the subject mortgage; however, none of these mortgage loans cited the encumbrance on schedule B of the related title policy. AMC determined from a review of the current owner’s title search there were no critical exceptions on the remaining 4,406 mortgage loans.

AMC Diligence, LLC Review (4,932 Mortgage Loans)
During the course of AMCD’s review, 563 mortgage loans with critical exceptions were found. Of these mortgage loans, 71 mortgage loans had a senior lien encumbrance recorded after the recordation of the subject mortgage that could not be mitigated by reviewing schedule B of the related title policy. The remaining 492 mortgage loans had a senior lien encumbrance recorded before the recordation of the subject mortgage; however, none of these mortgage loans cited the encumbrance on schedule B of the related title policy. AMCD determined from a review of the current owner’s title search there were no critical exceptions on the remaining 4,369 mortgage loans.

JCIII & Associates, LLC Review (41 Mortgage Loans)
During the course of JCIII’s review, 4 mortgage loans with critical exceptions were found. Of these mortgage loans, 2 mortgage loans had a senior lien encumbrance recorded after the recordation of the subject mortgage that could not be mitigated by reviewing schedule B of the related title policy. The remaining 2 mortgage loans had a senior lien encumbrance recorded before the recordation of the subject mortgage; however, neither of these mortgage loans cited the encumbrance on schedule B of the related title policy.  JCIII determined from a review of the current owner’s title search there were no critical exceptions on the remaining 37 mortgage loans.

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BPO RECONCILIATION REVIEW SUMMARY (1,099 Mortgage Loans)
A BPO Reconciliation Review was completed on 1,099 BPO reports. There were no discrepancies found in the property addresses included in the BPO reports. Additionally, there were no discrepancies between the individual BPO reports and the BPO Excel Summary data. All BPO Reconciliation Reviews were performed by AMCD.

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ADDITIONAL SUMMARY (AMCD Population of 5,138 Mortgage Loans)*
Purpose	Loan Count	% of Loans
Refinance – Cash Out	3,075	59.85%
Refinance – Rate/Term	1,248	24.29%
Purchase	799	15.55%
Construction	10	0.19%
Refinance - Streamlined	6	0.12%
Total	5,138	100.00%

Property Type	Loan Count	% of Loans
Single Family Detached	3,978	77.42%
PUD	487	9.48%
Condo (Low Rise)	238	4.63%
Unknown	112	2.18%
2 Family	104	2.02%
Single Family Attached	47	0.91%
PUD Attached	42	0.82%
Co-Op	33	0.64%
Condo (High Rise)	31	0.60%
Townhouse	24	0.47%
3 Family	22	0.43%
4 Family	13	0.25%
Manufactured Housing	7	0.14%
Total	5,138	100.00%

Lien Position (At Origination)	Loan Count	% of Loans
1	5,136	99.96%
2	2	0.04%
Total	5,138	100.00%

Amortization Type	Loan Count	% of Loans
Fixed	3,961	77.09%
Adjustable	1,177	22.91%
Total	5,138	100.00%

Term	Loan Count	% of Loans
360	4,543	88.42%
180	238	4.63%
240	149	2.90%
480	73	1.42%
300	45	0.88%
120	33	0.64%
336	9	0.18%
84	8	0.16%
324	8	0.16%
60	7	0.14%

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Field	Loan Count	% of Loans
264	2	0.04%
276	2	0.04%
312	2	0.04%
339	2	0.04%
342	2	0.04%
352	2	0.04%
144	1	0.02%
168	1	0.02%
192	1	0.02%
216	1	0.02%
228	1	0.02%
252	1	0.02%
328	1	0.02%
332	1	0.02%
334	1	0.02%
343	1	0.02%
347	1	0.02%
354	1	0.02%
361	1	0.02%
Total	5,138	100.00%

*Some “% of Loans” may not add to 100% due to rounding.

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ADDITIONAL SUMMARY (JCIII Population of 150 Mortgage Loans)*
Purpose	Loan Count	% of Loans
Purchase	66	44.00%
Cashout Refi	51	34.00%
Rate/Term Refi	31	20.67%
Construction To Perm	2	1.33%
Total	150	100.00%

Property Type	Loan Count	% of Loans
Single Family	106	70.67%
PUD Detached	11	7.33%
Low Rise Condo (<5 Floors)	10	6.67%
2 Family	7	4.67%
Co-Op	3	2.00%
Manufactured (Double-Wide)	3	2.00%
PUD Attached	3	2.00%
3 Family	2	1.33%
4 Family	2	1.33%
High Rise Condo (>8 Floors)	2	1.33%
Single Family Attached	1	0.67%
Total	150	100.00%

Lien Position (At Origination)	Loan Count	% of Loans
1	150	100.00%
Total	150	100.00%

Amortization Type	Loan Count	% of Loans
FIXED	85	56.67%
ARM	65	43.33%
Total	150	100.00%

Term	Loan Count	% of Loans
360	125	83.33%
180	16	10.67%
240	4	2.67%
312	3	2.00%
84	1	0.67%
252	1	0.67%
Total	150	100.00%

*Some “% of Loans” may not add to 100% due to rounding.

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ADDITIONAL SUMMARY – DATA ONLY REVIEWS (JCIII Population of 3 Mortgage Loans)*
*Three mortgage loans were reviewed by JCIII for data only. As these loans were not reviewed during the course of a compliance review, the data associated with these loans has been broken out from the data on the compliance portion.

Purpose	Loan Count	% of Loans
Cashout Refi	3	100.00%
Total	3	100.00%

Property Type	Loan Count	% of Loans
Single Family	3	100.00%
Total	3	100.00%

Lien Position (At Origination)	Loan Count	% of Loans
1	3	100.00%
Total	3	100.00%

Amortization Type	Loan Count	% of Loans
FIXED	2	66.67%
ARM	1	33.33%
Total	3	100.00%

Term	Loan Count	% of Loans
360	3	100.00%
Total	3	100.00%

*Some “% of Loans” may not add to 100% due to rounding.

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